SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2012

ELLINGTON FINANCIAL LLC

(Exact name of registrant as specified in its charter)

Delaware	001-34569	26-0489289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 Forest Avenue

Old Greenwich, CT 06870

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (203) 698-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 15, 2012, Ellington Financial LLC (the “Company”) and Ellington Financial Management LLC entered into an underwriting agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein (the “Underwriters”), relating to the offer and sale of 3,500,000 common shares representing limited liability company interests of the Company, no par value (“Common Shares”), at a public offering price of $22.45 per share. In addition, the Company granted the Underwriters a 30-day option to purchase up to 525,000 additional Common Shares. Subject to customary closing conditions, the closing of the offering of 3,500,000 Common Shares is expected to occur on August 20, 2012.

The Underwriting Agreement contains customary representations, warranties and covenants of the Company and the Manager, indemnification rights and obligations of the parties and termination provisions. Pursuant to the Underwriting Agreement, the Company agreed to indemnify the Underwriters against certain specified types of liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), to contribute to payments the Underwriters may be required to make in respect of these liabilities and to reimburse the Underwriters for certain expenses. In the ordinary course of business the Underwriters or their affiliates may in the future engage in various financing, commercial banking and investment banking services with, and provide financial advisory services to, the Company and its affiliates for which they may receive customary fees and expenses.

The offering of Common Shares is being made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-177754) (the “Registration Statement”), which was declared effective by the Securities and Exchange Commission on November 15, 2011.

The foregoing description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Copies of the opinion of Hunton & Williams LLP with respect to the legality of the issuance and sale of Common Shares in the offering is filed herewith as Exhibit 5.1, and thereby automatically incorporated by reference into the Registration Statement, in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act.

(d)	Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of August 15, 2012, by and among Ellington Financial LLC and Ellington Financial Management LLC, on the one hand, and Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein, on the other hand.

5.1	Opinion of Hunton & Williams LLP regarding legality of shares.

23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELLINGTON FINANCIAL LLC
(Registrant)

Date: August 17, 2012	By:	/s/ Lisa Mumford
	Name:	Lisa Mumford
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of August 15, 2012, by and among Ellington Financial LLC and Ellington Financial Management LLC, on the one hand, and Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein, on the other hand.

5.1	Opinion of Hunton & Williams LLP regarding legality of shares.

23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1).